UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 17, 2017

(Date of earliest event reported)

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive

Clearwater, Florida, 33760

(Address of principal executive offices)

727-539-7429

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with the proposed acquisition (the “Acquisition”) by Tech Data Corporation (“Tech Data”) of AVT Technology Solutions LLC (“AVT”) and another company formed by Avnet, Inc. (“Avnet”), which will hold all assets and liabilities primarily relating to Avnet’s technology solutions business (the “Acquired Business”), pursuant to an Interest Purchase Agreement, dated September 19, 2016, described in Tech Data’s Current Report on Form 8-K filed September 19, 2016, Tech Data is filing herewith (i) the audited combined financial statements of the Acquired Business as of July 2, 2016 and June 27, 2015 and for the years ended July 2, 2016, June 27, 2015 and June 28, 2014 and the notes related thereto, (ii) the unaudited condensed combined financial statements of the Acquired Business as of October 1, 2016 and July 2, 2016 and for the three-month periods ended October 1, 2016 and October 3, 2015 and the notes related thereto and (iii) the unaudited pro forma condensed combined balance sheet as of October 31, 2016, the unaudited pro forma condensed combined statement of income for the year ended January 31, 2016, and the unaudited pro forma condensed combined statement of income for the nine-month period ended October 31, 2016 and the notes related thereto.

In connection with the Acquisition, Avnet provided financial outlook data regarding the Acquired Business’ expected results for the quarter ended December 31, 2016, which is the second quarter of Avnet’s fiscal 2017. Sales are currently expected to be in the range of $2.25 billion to $2.55 billion and operating income is expected to be in the range of $95 million to $105 million. Avnet will provide additional details when it reports its results for Avnet’s fiscal 2017 second quarter.

In addition, Tech Data is providing the non-GAAP financial measures for Tech Data and the Acquired Business and reconciliations of those measures included in Exhibit 99.4 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business to be Acquired

The audited combined balance sheets of the Acquired Business as of July 2, 2016 and June 27, 2015, and the related audited combined statements of operations, comprehensive income, changes in net parent investment and cash flows for each of the years ended July 2, 2016, June 27, 2015 and June 28, 2014, and the notes related thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited condensed combined balance sheets of the Acquired Business as of October 1, 2016 and July 2, 2016, and the related unaudited condensed combined statements of operations, comprehensive income and cash flows for each of the three-month periods ended October 1, 2016 and October 3, 2015, and the notes related thereto, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of October 31, 2016, the unaudited pro forma condensed combined statement of income for the year ended January 31,

2016, and the unaudited pro forma condensed combined statement of income for the nine-month period ended October 31, 2016 and the notes related thereto are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	The audited combined balance sheets of the Acquired Business as of July 2, 2016 and June 27, 2015, and the related audited combined statements of operations, comprehensive income, changes in net parent investment and cash flows for each of the years ended July 2, 2016, June 27, 2015 and June 28, 2014 and the notes related thereto.

99.2	The unaudited condensed combined balance sheets of the Acquired Business as of October 1, 2016 and July 2, 2016, and the related unaudited condensed combined statements of operations, comprehensive income and cash flows for each of the three-month periods ended October 1, 2016 and October 3, 2015 and the notes related thereto.

99.3	The unaudited pro forma condensed combined balance sheet as of October 31, 2016, the unaudited pro forma condensed combined statement of income for the year ended January 31, 2016, and the unaudited pro forma condensed combined statement of income for the nine-month period ended October 31, 2016 and the notes related thereto.

99.4	The GAAP to non-GAAP reconciliation for Tech Data and the GAAP to non-GAAP reconciliation for the Acquired Business.

Cautionary Note Concerning Forward-Looking Statements

The foregoing descriptions may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding Tech Data’s plans, objectives, expectations and intentions relating to the closing of the proposed Acquisition, the proposed Acquisition’s expected contribution to Tech Data’s results, financing and closing of the proposed Acquisition, the expected timing and benefits of the proposed Acquisition, Tech Data’s and the Acquired Business’ financial results and estimates and/or business prospects, involve a number of risks and uncertainties. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the proposed Acquisition and the operating environment, economies and markets in which Tech Data and the Acquired Business operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words, and similar expressions are intended to identify such forward-looking statements. In addition, any statements that include characterizations of future events or circumstances, are forward-looking statements. These forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

Actual results or events could differ materially from those contemplated in the forward-looking statements as a result of risks and uncertainties relating to our existing business (information regarding which is available as described in the following paragraph) and the proposed Acquisition and financing thereof, including the possibility that certain assumptions with respect to the Acquired Business or the proposed Acquisition could prove to be inaccurate, and the potential failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, all required regulatory approvals and the satisfaction of the closing conditions to the proposed Acquisition.

For additional information with respect to risks and other factors which could occur, see Tech Data’s Annual Report on Form 10-K for the year ended January 31, 2016, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the Securities and Exchange Commission (the “SEC”) that are available at the SEC’s website at www.sec.gov and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Many of these factors are beyond Tech Data’s control. Unless otherwise required by applicable securities laws, Tech Data disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Tech Data undertakes no duty to update any forward-looking statements contained herein to reflect actual results or changes in Tech Data’s expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation
(Registrant)

Date: January 17, 2017	/s/ Charles V. Dannewitz
Charles V. Dannewitz
Executive Vice President,
Chief Financial Officer